Exhibit 10(o)



                             AGREEMENT TO TERMINATE

                        QUOTA SHARE REINSURANCE AGREEMENT
                         Effective as of January 1, 1995
                  (hereinafter referred to as the "Agreement")

                                     between

    21ST CENTURY INSURANCE COMPANY (formerly 20th Century Insurance Company)
                        and 21ST CENTURY CASUALTY COMPANY
                   (hereinafter referred to as the "Cedants")

                                       and

                    AMERICAN INTERNATIONAL INSURANCE COMPANY
                  (hereinafter referred to as the "Reinsurer")


Pursuant to ARTICLE XIII of the Agreement, the parties hereto agree to terminate such Agreement, effective 12:00 P.M. (Midnight) August 31, 2002 (the Termination
Date).

As stated in ARTICLE XIII of the Agreement, "In the event of termination, the Reinsurer shall refund to the Cedants the applicable unearned premium minus the ceding commission and shall continue to remain liable for all losses occurring prior to the date of termination. However, if this Contract shall terminate while a loss occurrence covered hereunder is in progress, it is agreed that, subject to the other conditions of this contract, the Reinsurer is responsible for its proportion of the entire loss.

In consideration for the early termination of this Agreement, the parties hereto further agree that Reinsurer shall be entitled to be paid a fee by 21st Century Insurance Company of nine hundred thousand dollars ($900,000), payable in cash within 15 days of the Termination Date hereof.

IN WITNESS THEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

                         21st CENTURY INSURANCE COMPANY
                          21ST CENTURY CASUALTY COMPANY


By:
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Title:
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Date:
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                    AMERICAN INTERNATIONAL INSURANCE COMPANY

By:
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Title:
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Date:
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